MUNDER INTERNATIONAL EQUITY FUND

Class A, B, C, K & Y Shares

Supplement Dated April 27, 2005

to Prospectus Dated October 31, 2004

Investors are advised of the following changes to the Principal Investment Strategies and Performance Benchmark for the Munder International Equity Fund:

Change in Principal Investment Strategies

The final four paragraphs under the heading “Principal Investment Strategies” that begins on page 1 of the Prospectus are deleted and replaced in their entirety with the following:

The advisor employs a highly quantitative approach to investing. Securities are selected by the advisor using a modeling process to select securities that the advisor believes will have strong relative performance and acceptable risk characteristics. In selecting securities for investment by the Fund, the advisor maintains a list of securities that represents the universe of securities in which the Fund may invest. The list is generally made up of securities of companies (i) included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), (ii) located in countries represented in the MSCI EAFE Index or (iii) included in other international indices. The securities included in the universe normally have market capitalizations above $1 billion. The list is updated regularly. However, the Fund may hold securities that are not on the list or that have been removed from the list depending on the views of the Fund’s advisor.

Using the universe of securities described above, investments in the Fund are generally divided into two categories. The first category is designed to provide broad coverage of developed international markets with a slightly higher market capitalization bias. This category of securities will generally account for approximately 60% of the Fund’s total assets. The second category of securities is designed to provide exposure to other types of securities, including securities of companies in emerging markets and/or securities that have relatively smaller market capitalizations than those in the MSCI EAFE Index. Both categories of securities invested in by the Fund will be compared to the weightings of individual securities holdings, sectors and countries reflected in the MSCI EAFE Index in order to minimize any performance disparity of the Fund from that of the MSCI EAFE Index.

The Fund may also engage in foreign currency transactions, and may utilize exchange-traded funds to manage liquidity.

Change in Performance Benchmark

The Fund’s benchmark has been changed from the MSCI All Country World Index ex-U.S. to the MSCI EAFE Index. The advisor believes that the MSCI EAFE Index more closely reflects the investment strategies of the Fund. To reflect the change in the Fund’s benchmark, the following disclosure is added to the Average Annual Total Returns table on pages 5-6 of the Fund’s Prospectus:

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2003

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
Class Y
MSCI EAFE Index(3) (reflects no deductions of fees, expenses or taxes)	39.17	0.26	4.78	5.76
Class A
MSCI EAFE Index(3) (reflects no deductions of fees, expenses or taxes)	39.17	0.26	4.78	7.07
Class B
MSCI EAFE Index(3) (reflects no deductions of fees, expenses or taxes)	39.17	0.26	—	4.03
Class C
MSCI EAFE Index(3) (reflects no deductions of fees, expenses or taxes)	39.17	0.26	—	3.96
Class K
MSCI EAFE Index(3) (reflects no deductions of fees, expenses or taxes)	39.17	0.26	4.78	7.07

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/30/92, 3/9/94, 9/29/95 and 11/23/92, respectively. The index returns from inception for Class Y, Class A, Class B, Class C and Class K shares are from 12/1/91, 12/1/92, 3/1/94, 10/1/95 and 12/1/92, respectively.
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(3)	The MSCI EAFE Index is a free float-adjusted market capitalization index that is unmanaged and designed to measure developed equity market performance, excluding the U.S. and Canada.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE